ASSIGNMENT OF NOTE AND LIENS

THIS ASSIGNMENT OF NOTE AND LIENS (this "Assignment"), dated effective as of July 27, 2010 (the "Effective Date"), is executed and delivered by SOVEREIGN BANK, a Texas state bank, as a Bank (as hereinafter defined and in such capacity, "Sovereign"), as agent (in such capacity, the "Assignor") on behalf of the Banks party to the Loan Agreement (as hereinafter defined) before the effectiveness hereof (collectively, the "Banks"), and as collateral agent (in such capacity, the "Collateral Agent") on behalf of Macquarie Bank Limited, an Australian bank ("Macquarie") under that certain Intercreditor Agreement (the "Intercreditor Agreement") dated as of July 28, 2009, among the Borrower (as hereinafter defined), Sovereign and Macquarie, to and in favor of THE F&M BANK & TRUST COMPANY, a state chartered bank ("F&M"), as successor Agent (in such capacity, the "Assignee Agent") under the Loan Agreement on behalf of the Banks party to the Loan Agreement after the effectiveness hereof (collectively, the "Assignee Banks").

R E C I T A L S:

A.           Reference is here made to that certain Loan and Security Agreement dated as of June 29, 2006, among Tengasco, Inc., a Tennessee corporation (the "Borrower") and Citibank, N.A., a national banking association ("Citibank"), formerly known as Citibank Texas, N.A., predecessor to the Assignor and Sovereign, as amended by First Amendment to Loan and Security Agreement dated as of April 13, 2007, as amended by Second Amendment to Loan and Security Agreement dated as of December 17, 2007, as amended by Third Amendment to Loan and Security Agreement dated as of June 2, 2008, as amended by Fourth Amendment to Loan and Security Agreement dated as of January 19, 2009, as amended by Fifth Amendment to Loan and Security Agreement dated as of July 9, 2009, as amended by the Sixth Amendment to Loan and Security Agreement dated as of September 18, 2009, and as amended by Seventh Amendment to Loan and Security Agreement dated as of February 23, 2010 (collectively, and as further amended or modified, the "Loan Agreement").  Under the terms of the Loan Agreement, the Borrower executed and delivered to Citibank that certain promissory note (the "Note") dated June 29, 2006, in the original principal amount of $50,000,000, which Note was previously assigned to Sovereign through that certain Assignment of Notes and Liens dated as of December 17, 2007, from Citibank, as assignor, and Sovereign, as assignee.

B.           The Note is governed and secured by, among other documents, (a) the Loan Agreement and (b) the documents listed on Schedule 1 to this Assignment (hereinafter collectively referred to as the "Scheduled Documents").  The Loan Agreement, the Scheduled Documents, and all other mortgages, deeds of trust, financing statements, guaranties, assignments, consents, certificates, resolutions, agreements, pledges and security instruments, if any, of whatever kind or character specifically securing the Loan Rights (as defined below) and covering any of the Collateral (as defined below) are herein collectively called the "Security Documents."

C.           Reference is further made to that certain Eighth Amendment to Loan and Security Agreement dated as of July 27, 2010 (the "Eighth Amendment"), among the Assignee Agent, the Assignee Banks and the Borrower, which shall be executed as of the Effective Date.
Dallas_1\5551411\4 52247-1 7/23/2010

ASSIGNMENTS AND AGREEMENTS:

1. Definitions.  Capitalized terms used but not otherwise defined herein (including within the introductory paragraph and the Recitals hereto) shall have the meanings assigned in the Loan Agreement, as amended by the Eighth Amendment.  As used in this Assignment, the following terms shall have the meanings set forth below:

"Assigned Documents" means the Security Documents, the Note, and all other Loan Documents assigned to the Assignee Agent under this Assignment.

"Collateral" means any property, whether real or personal, movable or immovable, tangible or intangible, corporeal or incorporeal, of any kind and wherever located, whether now owned or hereafter acquired or created, in or over which a lien, encumbrance or security interest has been, or is purported to have been, granted to or for the benefit of the Assignor, the Banks or the Collateral Agent pursuant to the Security Documents.

"Loan Documents" has the meaning assigned such term in the Loan Agreement, except such term shall not include the ISDA Master Agreement (as defined in the Loan Agreement).

"Loan Rights" shall mean all of the Assignor's and each Bank's right, title and interest in, to and under the Revolver Loans and the Loan Documents, including without limitation (a) all claims (including claims as defined in Section 101(5) of the United States Bankruptcy Code), suits, cause of action and other rights of the Assignor and each Bank, whether known or unknown, against Borrower or any guarantor or other obligor of the Revolver Loans (each an "Obligor") to the extent, and only to the extent such claims, suits, causes of action and other rights are based upon, arise out of or are related to the Revolver Loans or any of the Loan Documents, (b) all liens against, security interests in and assignments of Collateral of any kind for or in respect of the Revolver Loans or the Loan Documents, but only to the extent the same secure the Revolver Loans; (c) all of the Assignor's and each Bank's rights under any property, liability, and other insurance policies relating to the Loan Documents (to the extent transferable and assignable); (d) all insurance and condemnation proceeds and any rights to any insurance and condemnation proceeds, relating to the Loan Documents to the extent not applied by the Assignor or any Bank to any sums outstanding under the Loan Documents prior to the Effective Date; and (e) all products and proceeds of the foregoing to the extent not applied by the Assignor or any Bank to any sums outstanding under the Loan Documents prior to the Effective Date; provided, however, that notwithstanding the foregoing or any inference to the contrary, "Loan Rights" shall not include any indemnification provisions or reimbursement obligations contained in the Loan Agreement, the Loan Documents and the Security Documents relating to any period prior to the Effective Date, all of which provisions and obligations remain in full force and effect and are fully binding upon Borrower and enforceable by the Assignor and Sovereign.

"Revolver Loans" has the meaning assigned such term in the Loan Agreement.

2. Assignment.  For good and valuable consideration paid to the Assignor, the receipt and sufficiency of which are hereby acknowledged (including the consideration set forth in a separate payoff letter delivered by the Assignor to the Assignee Agent and also including the Borrower's payment of an assignment fee in the amount of $5,000.00 to the Assignor), and subject to the terms hereof, the Assignor has TRANSFERRED, ASSIGNED, GRANTED and CONVEYED and by these presents TRANSFERS, ASSIGNS, GRANTS and CONVEYS unto the Assignee Agent (a) the Security Documents, (b) all other Loan Rights held by the Assignor and (c) all other Assigned Documents and all indebtedness and obligations owing to the Assignor pursuant to the Assigned Documents, along with all rights, benefits, remedies and privileges under the Assigned Documents, to the extent not included in clauses (a) and (b), "AS IS, WITH ALL FAULTS" AND WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR SET FORTH BELOW.  All such rights, titles and interests hereby assigned are hereinafter collectively referred to as the "Assigned Interests".

3. Assignment of Note.  For good and valuable consideration paid to Sovereign, the receipt and sufficiency of which are hereby acknowledged, Sovereign has TRANSFERRED, ASSIGNED, GRANTED and CONVEYED and by these presents does hereby TRANSFER, ASSIGN, GRANT and CONVEY unto F&M, as the Assignee Bank, (a) the Note and (b) all other Loan Rights held by Sovereign "AS IS, WITH ALL FAULTS" AND WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SOVEREIGN SET FORTH BELOW.

4. Acceptance and Assumption.  Assignee Agent accepts the foregoing assignment of the Assigned Interests and agrees to assume, as of the Effective Date, all obligations of the Assignor in its capacities as Agent and a Bank under or pursuant to the Loan Agreement and the other Assigned Documents.  Furthermore, the Assignee Agent agrees to assume, as of the Effective Date, the obligations of the Assignor in its capacities as the mortgagee, secured party, grantee, named beneficiary and holder of security under or pursuant to the Loan Agreement and the other Assigned Documents.

5. Limited Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee Agent as follows:  (a) the Assignor is the sole, legal and beneficial owner and holder and has good title to its interest in the Security Documents and the Loan Rights and indebtedness held by the Assignor, and the liens and security interests granted to the Assignor to secure such Loan Rights and indebtedness, all free and clear of any lien, encumbrance or security interest or claim created by, through and under the Assignor, but not otherwise, (b) the Assignor has not assigned, participated, released, subordinated or granted a lien, encumbrance or security interest in any of the Security Documents or the Loan Rights, except for any Collateral released of record, (c) the Assignor has the full power and authority, and has taken all action necessary, to transfer and convey each of the Assigned Documents and the indebtedness evidenced thereby, and to execute this Assignment, (d) except as described in the recitals of this Assignment, no renewal or extension of the Note or the Loan Agreement has been given and (e) the Assignor has not received or issued any written notice of any Event of Default under the Assigned Documents that has not been provided to the Assignee Agent.  The Assignor shall deliver the original stock certificates of the Borrower's subsidiaries to the Assignee Agent upon the Effective Date, and the Assignor shall promptly deliver to the Assignee Agent the original counterparts of the Assigned Documents, to the extent that such original counterparts are in the possession or control of the Assignor.

6. Representations and Warranties of Sovereign.  Sovereign hereby represents and warrants to F&M, as the Assignee Bank, as follows:  (a) it is the sole, legal and beneficial owner and holder of and has good title to the Note and its interest in the Loan Rights, all free and clear of any lien, encumbrance or security interest or claim created by, through or under Sovereign, but not otherwise, (b) Sovereign has not assigned, participated, released, subordinated or granted a lien, encumbrance or security interest in the Note or the Loan Rights, except for any Collateral released of record, (c) Sovereign has the full power and authority, and has taken all action necessary, to transfer and convey the Note and the indebtedness evidenced thereby, and to execute this Assignment and (d) except as described in the recitals of this Assignment, no renewal or extension of the Note has been given.

7. Endorsement and Delivery of the Note.  Promptly following the execution hereof, Sovereign will deliver to the Assignee Agent, the Note duly endorsed by an allonge endorsement as follows:

Pay to the order of The F&M Bank & Trust Company, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, except for the express representations and warranties of the undersigned set forth in that certain Assignment of Note and Lien dated as of July 27, 2010, to which the undersigned endorser, among others, is a party.

8. Representations and Warranties of the Assignee Agent and each Assignee Bank.  The Assignee Agent and each Assignee Bank represent and warrant to the Assignor and each Bank that:  (a) the Assignee Agent and each Assignee Bank each conducted its own due diligence with respect to the acquisition of the Note, Security Documents, any other Assigned Documents and the Loan Rights, including without limitation, (i) the terms, provisions, validity and enforceability of the Loan Documents, (ii) the perfection or priority of any lien against, security interests in and assignment of any and all of the Collateral, (iii) the value, condition, quality, sufficiency of the description and amount of the Collateral purportedly covered and affected by the Loan Documents and (iv) the financial condition, creditworthiness or other condition of the Borrower and any other Obligor; (b) except as expressly set forth in this Assignment, neither the Assignee Agent nor any Assignee Bank has relied on any statements of the Assignor or the Banks and each is relying solely upon the results of its own due diligence; (c) each has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby.

9. INDEMNITY; NON-ASSUMPTION.  THE ASSIGNEE AGENT AND EACH ASSIGNEE BANK HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE ASSIGNOR AND EACH BANK AND THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (COLLECTIVELY THE "INDEMNIFIED PARTIES"), FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, CLAIM, JUDGMENT, DAMAGE AND EXPENSE WHATSOEVER (INCLUDING ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) DIRECTLY OR INDIRECTLY ARISING OUT OF, BASED UPON, RESULTING FROM OR OTHERWISE RELATING TO ANY ENFORCEMENT ACTION TAKEN BY THE ASSIGNEE AGENT, ANY ASSIGNEE BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES OR SUBSIDIARIES, IN CONNECTION WITH THE REVOLVER LOANS OR ANY LOAN DOCUMENTS, EXCEPT AND TO THE EXTENT CAUSED BY THE ASSIGNOR'S OR ANY BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR RESULTING FROM A MATERIAL INACCURACY OR BREACH OF THE ASSIGNOR'S OR ANY BANK'S EXPRESS REPRESENTATIONS OR WARRANTIES DESCRIBED IN THIS ASSIGNMENT.  BY ITS ACCEPTANCE OF THIS ASSIGNMENT, THE ASSIGNEE AGENT AND EACH ASSIGNEE BANK EXPRESSLY DOES NOT ASSUME AND HEREBY DISCLAIMS ANY LIABILITY OR OBLIGATION FOR ANY LOSS, CLAIM, JUDGMENT, DAMAGE OR EXPENSE WHATSOEVER DIRECTLY OR INDIRECTLY ARISING OUT OF, BASED UPON, RESULTING FROM OR OTHERWISE RELATING TO ANY ACT OR OMISSION BY THE ASSIGNOR, ANY BANK, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES OR PREDECESSORS, IN CONNECTION WITH THE REVOLVER LOANS OR ANY LOAN DOCUMENTS, EXCEPT TO THE EXTENT CAUSED BY THE ASSIGNEE AGENT'S OR ANY ASSIGNEE BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR RESULTING FROM A MATERIAL INACCURACY OR BREACH OF THE ASSIGNEE AGENT'S OR ANY ASSIGNEE BANK'S EXPRESS REPRESENTATIONS AND WARRANTIES DESCRIBED IN THIS ASSIGNMENT.

10. Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH, THE ASSIGNOR AND EACH BANK HEREBY SPECIFICALLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION, (A) THE COLLECTABILITY OF THE REVOLVER LOANS, (B) THE ASSETS, LIABILITIES, FINANCIAL CONDITION, RESULTS, PROSPECTS OR CREDITWORTHINESS OF THE BORROWER OR ANY OTHER OBLIGOR, (C) THE VALIDITY AND ENFORCEABILITY OF, OR NON-EXISTENCE OF OFFSETS OR DEFENSES TO, THE LOAN DOCUMENTS; (D) THE VALIDITY, PERFECTION, ENFORCEABILITY OR PRIORITY OF THE LIENS, SECURITY INTERESTS AND ASSIGNMENTS CONTAINED IN THE LOAN DOCUMENTS; (E) THE PROPER RECORDATION OF THE LOAN DOCUMENTS WHICH ARE RECORDED; AND (F) THE VALUE, CONDITION OR USE WHICH MAY BE MADE OF ANY COLLATERAL, THE OPERATIONAL POTENTIAL THEREOF, THE SUITABILITY FOR THE INTENDED PURPOSES, THE CONDITION OF ANY ENVIRONMENTAL MATTERS OR ISSUES, OR THE COMPLIANCE THEREOF WITH GOVERNMENTAL CODES, RULES, REGULATIONS, ORDERS AND LAWS.

11. Representations, Warranties and Certain Waivers of the Borrower.  To induce the Assignor to sell, and the Assignee Agent to purchase, the Assigned Interests, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby represents, warrants and acknowledges to the Assignor and the Assignee Agent, and agrees that, as of the date hereof:

(a) There are no claims, offsets, defenses or counterclaims against the enforcement of its obligations under the Assigned Documents, and the Assignor is not in default under any of the Assigned Documents.  The Borrower hereby waives any and all such claims, offsets, defenses, counterclaims or defaults, whether known or unknown, arising on or prior to the Effective Date.

(b) No release or subordination relating to the Assigned Interests has been executed, and all of the Assigned Interests (except to the extent amended or modified as of the Effective Date) are in full force and effect as described in the Assigned Documents.

(c) It fully understands the terms of this Assignment and the consequences of the execution and delivery of this Assignment, including the waivers and releases provided for herein.

(d) It has the full power and authority and has taken all action necessary to execute this Assignment and each other document related hereto.

(e) It has been afforded an opportunity to have this Assignment reviewed by such attorneys and other persons as Debtor may wish.

12. Authorization.  The Assignor and the Banks hereby authorize the Assignee Agent to record this Assignment in each jurisdiction where the Security Documents have been recorded and to file any UCC-3 assignment or transfer documentation in each jurisdiction in which the Security Documents have been recorded in order to provide third parties with constructive notice of the assignments evidenced by this Assignment.

13. Resignation as Collateral Agent.  Sovereign hereby resigns as Collateral Agent under those Security Documents executed by Sovereign in such capacity.  F&M has been appointed as successor collateral agent on behalf of Macquarie under that certain Intercreditor Agreement dated as of even date herewith by and among F&M, Macquarie and the Borrower.

14. Borrower Consent.  The Borrower hereby (a) consents to the terms and provisions of this Assignment and assumption, (b) ratifies and confirms the Assigned Interests and the Assigned Documents and (c) releases the Assignor from any and all obligations under the Loan Agreement, including, but not limited to obligations to make loans, issue letters of credit or otherwise extend credit.

15. Governing Law.  This Assignment is entered into and shall be governed by the laws of the State of Texas, excluding its conflict of laws rules, except to the extent that the assignment of any liens or security interests is mandatorily governed under the laws of the jurisdiction in which the properties subject thereto are located.

16. Counterparts.  This Assignment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

17. Additional Documents.  Each of the Assignor, Assignee Agent and Borrower hereby agree to, from time to time and upon reasonable request, execute and deliver to the requesting party any documents which are reasonably necessary to carry out more effectively the purposes of this Assignment, including, without limitation, any financing statements or assignments, properly completed.

18. Construction.  The parties hereto acknowledge and agree that neither this Assignment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Assignment and the other documents executed pursuant hereto or in connection herewith.

19. Entire Agreement.  THIS ASSIGNMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES, WHETHER ORAL OR WRITTEN, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED JOINTLY BY AN AUTHORIZED OFFICER OF EACH OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED EFFECTIVE as of the 27th day of July, 2010.

[This space is left intentionally blank.  Signature pages follow.]

ASSIGNMENT OF NOTE AND LIENS – Page

SOVEREIGN BANK,
as the Assignor and a Bank

By:           s/Ronda Garrett
Name:           Ronda Garrett
Title:           Vice President

THE F&M BANK AND TRUST COMPANY,
as the Assignee Agent and an Assignee Bank

By: s/Christina Kitchens
Name:           Christina Kitchens
Title:           SVP

TENGASCO, INC.,
as the Borrower

By:           s/Jeffrey R. Bailey
Name:           Jeffrey R. Bailey
Title:           CEO

ASSIGNMENT OF NOTE AND LIENS – Signature Page

SCHEDULE 1

Scheduled Documents

1.
Kansas Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of June 29, 2006, executed by Tengasco, Inc. and Tennessee Land & Mineral Corporation in favor of Citibank Texas, N.A. (now known as Citibank, N.A.), covering the properties described on Exhibit A attached hereto, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Barton County, KS	7/14/06	Book 613, Page 4913
Ellis County, KS	7/19/06	Book 650, Page 572
Graham County, KS	7/13/06	Book 221, Page 932
Graham County, KS (re-recorded)	7/17/06	Book 222, Page 23
Osborne County, KS	7/14/06	Book 122, Page 65
Pawnee County, KS	7/18/06	Book MG 197, Page 95
Rooks County, KS	7/10/06	Book 360, Page 97
Rush County, KS	7/13/06	Mtg Book 71, Page 895
Russell County, KS	7/17/06	Book 163, Page 558
Stafford County, KS	7/13/06	Book 192, Page 670
Trego County, KS	7/13/06	Book 140, Page 138

as amended by Amendment to Kansas Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 17, 2007, executed by Tengasco, Inc. and Tennessee Land & Mineral Corporation in favor of Sovereign Bank, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Barton County, KS	12/31/07	Book 614, Page 4466
Ellis County, KS	12/27/07	Book 684, Page 650
Graham County, KS	12/27/07	Book 230, Page 105
Osborne County, KS	12/26/07	Book MISC 65, Page 207
Pawnee County, KS	12/27/07	Book MG 202, Page 143
Rooks County, KS	12/28/07	Book 379, Page 272
Rush County, KS	12/27/07	Mtg. Book 74, Page 165
Russell County, KS	12/28/07	Book 169, Page 590
Stafford County, KS	12/28/07	Book 201, Page 490
Trego County, KS	12/27/07	Book 149, Page 525

as amended by Amendment to Kansas Mortgage, Assignment of Production, Security Agreement and Financing Statement, and Negative Pledge dated as of September 18, 2009, executed by Tengasco, Inc., Tennessee Land & Mineral Company, Tengasco Pipeline Corporation and Manufactured Methane Corporation in favor of Sovereign Bank, acting as a lender on its own behalf and as collateral agent on behalf of Macquarie Bank Limited, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Barton County, KS
Ellis County, KS
Graham County, KS
Osborne County, KS
Pawnee County, KS
Rooks County, KS
Rush County, KS
Russell County, KS
Stafford County, KS
Trego County, KS

2.
Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of June 29, 2006, executed by Tengasco, Inc., Tengasco Pipeline Corporation and Tennessee Land & Mineral Corporation in favor of Citibank Texas, N.A. (now known as Citibank, N.A.), recorded as follows:

Jurisdiction	Recording Date	Recording Data
Hancock County, TN	7/11/06	Book 19, Page 565
Hawkins County, TN	7/11/06	Book 813, Page 420
Sullivan County, TN	7/12/06	Book 2422C, Page 1

as amended by Amendment to Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 17, 2007, executed by Tengasco, Inc., Tennessee Land & Mineral Corporation and Tengasco Pipeline Corporation in favor of Sovereign Bank, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Hancock County, TN	12/27/07	Book 27, Page 651
Hawkins County, TN	12/27/07	Book 889, Page 594
Sullivan County, TN	12/27/07	Book 2619C, Page 630

3.	Negative Pledge dated as of December 17, 2007, executed by Tengasco, Inc. and Tennessee Land & Mineral Company in favor of Sovereign Bank, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Barton County, KS	12/31/07	Book 614, Page 4468
Ellis County, KS	12/27/07	Book 684, Page 706
Graham County, KS	12/27/07	Book 230, Page 161
Osborne County, KS	12/26/07	Book MISC 65, page 208
Pawnee County, KS	12/27/07	Book MA2, Page 384
Rooks County, KS	12/28/07	Book 379, Page 293
Rush County, KS	12/27/07	Mtg Book 74, Page 221
Russell County, KS	12/28/07	Book 169, Page 646
Stafford County, KS	12/28/07	Book 201, Page 549
Trego County, KS	12/27/07	Book 149, Page 581

4.
Negative Pledge dated as of December 17, 2007, executed by Tengasco, Inc., Tennessee Land & Mineral Company, Tengasco Pipeline Corporation and Manufactured Methane Corporation in favor of Sovereign Bank, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Hancock County, TN	12/27/07	Book 27, Page 668
Hawkins County, TN	12/27/07	Book 889, Page 611
Sullivan County, TN	12/27/07	Book 2619C, Page 647

5.	UCC-1 Financing Statement with respect to the mortgage described in item 1 above, recorded as follows:

Jurisdiction	Recording Date	Recording Data
Barton County, KS	7/14/06	UCC #8500
Ellis County, KS	7/19/06	UCC #71
Graham County, KS	7/13/06	PS #2006-028
Osborne County, KS	7/14/06	UCC #06-20
Pawnee County, KS	7/18/06	UCC #06-00065
Rooks County, KS	7/10/06	UCC #2006-31
Rush County, KS	7/13/06	UCC #38
Russell County, KS	7/17/06	UCC #06-54
Stafford County, KS	7/13/06	Book 2006, Page 51
Trego County, KS	7/13/06	UCC Fixture Filing #2006-21

as amended by UCC Financing Statement Amendment, recorded as follows:

Jurisdiction	Recording Data
Barton County, KS	UCC #8797
Ellis County, KS	UCC #Page T
Graham County, KS	#2007-040
Osborne County, KS	#07-36
Pawnee County, KS	UCC # 07-00136
Rooks County, KS	#2007-64
Rush County, KS	UCC #56
Russell County, KS	Book FS-4, Page T-53
Stafford County, KS	Book 2006, Page 51ASG
Trego County, KS	Amendment #22006-21

6.	UCC-1 Financing Statement with respect to the deed of trust described in item 2 above, filed as follows:

Jurisdiction	Recording Date	Recording Data
Tennessee Secretary of State	8/3/06	UCC1 306-147547

ASSIGNMENT OF NOTE AND LIENS – Schedule 1